EQUITY	6 Months Ended
Jun. 30, 2021
Equity [abstract]
EQUITY	EQUITY
The partnership’s consolidated equity interests include the non-voting publicly traded limited partnership units (“LP Units”) held by public unitholders and Brookfield, general partner units held by Brookfield (“GP Units”), redemption-exchange partnership units (“Redemption-Exchange Units”) in Holding LP, a holding subsidiary of Brookfield Business Partners L.P., held by Brookfield, and Special LP Units in Holding LP held by Brookfield (collectively, “Units” or “Unitholders”).
For the three and six months ended June 30, 2021, the partnership made distributions to LP Units, GP Units and Redemption-Exchange Units of $9 million and $18 million, respectively, or approximately $0.0625 per unit (June 30, 2020: $9 million and $18 million, or approximately $0.0625 per unit). For the three and six months ended June 30, 2021, the partnership distributed $482 million and $1,280 million, respectively (June 30, 2020: $64 million and $739 million), to others who have interests in the operating subsidiaries, primarily resulting from the distributions of proceeds from the sale of the partnership’s share of the graphite electrode operations common shares, combined with the distribution of proceeds from the sale of investments in public securities and the distribution resulting from the privatization of the partnership’s residential mortgage insurer.
During the six month period ended June 30, 2021, the partnership repurchased and canceled 447,871 LP Units (June 30, 2020: 560,491 LP Units).
(a)Earnings per limited partner unit
Net income (loss) attributable to limited partnership unitholders for the three and six months ended June 30, 2021 was $(50) million and $231 million, respectively (June 30, 2020: net loss of $(59) million and $(126) million). The weighted average number of LP Units for the three and six months ended June 30, 2021 was 78.6 million and 78.7 million, respectively (June 30, 2020: 80.4 million and 80.6 million).
(b)Incentive distribution to Special LP units
In its capacity as the holder of the Special LP Units of Holding LP, the special limited partner is entitled to incentive distributions which are calculated as 20% of the increase in the market value of the units over an initial threshold based on the volume-weighted average price of the LP Units, subject to a high-water mark. During the three months ended June 30, 2021, the volume-weighted average price was $44.64 per LP Unit, which was above the previous incentive distribution threshold of $41.96 per LP Unit, resulting in an incentive distribution of $79 million declared for the three and six months ended June 30, 2021 (June 30, 2020: $nil).
(c)GP Units and LP Units

UNITS	GP Units	LP Units	Total
Balance as at January 1, 2021	4	79,031,984	79,031,988
Repurchased and canceled	—	(447,871)	(447,871)
Balance as at June 30, 2021	4	78,584,113	78,584,117
(d)Redemption-Exchange Units

UNITS	Redemption-Exchange Units
Balance as at January 1, 2021	69,705,497
Repurchased and canceled	—
Balance as at June 30, 2021	69,705,497
(e)Acquisition of remaining publicly held interest in residential mortgage insurer
On April 1, 2021, the partnership, together with institutional partners, completed the acquisition of the remaining 43% publicly held shares of its residential mortgage insurer for consideration of $1.3 billion. The partnership funded $185 million, net of financing raised. This transaction was accounted for as a transaction with owners in their capacity as owners. The partnership recorded an ownership change gain of $47 million in the unaudited interim condensed consolidated statements of changes in equity, attributable to Unitholders, measured as the difference between consideration paid and the carrying value of non-controlling interests acquired.